SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2004

LANDRY’S RESTAURANTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22150	76-0405386
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1510 West Loop South,

Houston, Texas, 77027

(Address of principal executive offices)

(713) 850-1010

(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

EXHIBIT NO.	DESCRIPTION
99.1	Press Release dated April 28, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 28, 2004, Landry’s Restaurants, Inc. (the “Company”) announced 2004 first-quarter results. The full text of the press release is set forth in Exhibit 99.1 hereto. The information in this report, including the exhibit hereto, is not deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended. The information in this current report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Exchange Act of 1933, except as otherwise expressly stated in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 28, 2004	LANDRY’S RESTAURANTS, INC.

	By:	/s/ Paul S. West

Paul S. West,
Executive Vice President and Chief Financial Officer